UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2014
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2014, Itron, Inc.’s (Itron’s or the Company’s) Board of Directors (the Board) elected Michel C. Cadieux as Senior Vice President of Human Resources. Mr. Cadieux will be responsible for leading Itron’s global Human Resources department.

Before joining Itron, Mr. Cadieux was Senior Vice President of Human Resources and Security at Freescale Semiconductor, Inc. from 2008 to 2012. He worked at Advanced Micro Devices from 2000 to 2008, where he was Senior Vice President of Human Resources and Chief Talent Officer.

Upon his election by the Board, Mr. Cadieux replaces Jared Serff, Vice President of Competitive Resources, who had previously led Itron’s Human Resources department and is leaving the Company to pursue other interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ STEVEN M. HELMBRECHT
Dated: February 24, 2014		Steven M. Helmbrecht
Executive Vice President and Chief Financial Officer